Exhibit 10.1

BUCKEYE GP HOLDINGS L.P.

AMENDED & RESTATED CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT

AMENDED & RESTATED CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT

This Amended & Restated Contribution, Conveyance and Assumption Agreement, dated as of August 9, 2006, is entered into by and among THE LIMITED PARTNERS OF MAINLINE L.P., a Delaware limited partnership (“MainLine”) listed on Schedule A hereto (such limited partners, the “Initial Limited Partners”), MAINLINE, BUCKEYE GP LLC, a Delaware limited liability company (“Buckeye GP”), BUCKEYE GP HOLDINGS L.P., a Delaware limited partnership (the “Partnership”),  MAINLINE MANAGEMENT LLC, a Delaware limited liability company (the “General Partner”), and MAINLINE GP, INC., a Delaware corporation (“MainLine GP”). The above-named entities are sometimes referred to in this Agreement each as a “Party” and collectively as the “Parties.”  Capitalized terms used herein will have the meanings assigned to such terms in Section 1.01.

RECITALS:

WHEREAS, the holders of Class A units in MainLine, including the General Partner, have formed the Partnership pursuant to the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”) for the purpose of engaging in any business activity that is approved by and that lawfully may be conducted by a limited partnership organized pursuant to the Delaware LP Act, and the General Partner has formed MainLine GP as a corporation pursuant to the Delaware General Corporation Law (the “DGCL”) for the purpose of engaging in any business activity that is approved by and that lawfully may be conducted by a corporation organized pursuant to the DGCL;

WHEREAS, in order to accomplish the objectives and purposes in the preceding recital, each of the following actions have been taken prior to the date hereof:

1.                                       The General Partner and the other holders of Class A units in MainLine formed the Partnership under the terms of the Delaware LP Act and the General Partner agreed to contribute $0.10 to the Partnership in exchange for a 0.01% limited partner interest in the Partnership and the holders of Class A units in MainLine agreed to contribute $999.90 to the Partnership in exchange for a 99.99% limited partner interest in the Partnership.

2.                                       The General Partner formed MainLine GP as a corporation under the DGCL and contributed $1,000 to MainLine GP in exchange for all of the stock of MainLine GP.

WHEREAS, concurrently with the consummation of the transactions contemplated hereby, each of the following will occur:

1.                                       The General Partner will convey 1,622 Class A units in MainLine, representing a 0.001% general partner interest, to MainLine GP as a capital contribution.

2.                                       The MainLine limited partnership agreement will be amended to convert the General Partner’s remaining general partner interest in MainLine, represented by 12,973 Class A units in MainLine, to a limited partner interest.

3.                                       The General Partner will convey its stock interest in MainLine GP and its limited partner interest in MainLine to the Partnership in exchange for a non-economic general partner interest in the Partnership and 1,644 Common Units representing limited partner interests in the Partnership (“Common Units”).

4.                                       The Initial Limited Partners will convey their respective interests in MainLine (represented by 145,935,405 Class A units and 16,216,668 Class B units in MainLine) to the Partnership in exchange for 16,436,356 Common Units and 1,362,000 Management Units representing limited partner interests in the Partnership (“Management Units”).

5.                                       Carlyle/Riverstone BPL Holdings II, L.P., which is one of the Initial Limited Partners and the owner of the General Partner, will convey 1,186 Common Units to the General Partner, as a capital contribution, resulting in the General Partner owning 2,830 Common Units, representing a 0.01% limited partner interest.

6.                                       The Partnership will assume all obligations of every nature of MainLine, including the obligations of MainLine under MainLine’s Credit and Guaranty Agreement, dated as of December 17, 2004 (the “Debt”), and MainLine will convey beneficial ownership of all of MainLine’s cash (both restricted and unrestricted) and the proceeds from termination or sale of interest rate swaps associated with the Debt, which MainLine will hold on behalf of, or assign to, the Partnership.

7.                                       Buckeye GP will convey (i) its 1% general partner interest (collectively with the Holdings GP Interest (as defined below), the “OLP GP Interests”) in each of Buckeye Pipe Line Company, L.P., Laurel Pipe Line Company, L.P., and Everglades Pipe Line Company, L.P., and (ii) its approximate 1% general partner interest (the “Holdings GP Interest”) in Buckeye Pipe Line Holdings, L.P., each a Delaware limited partnership, to MainLine, in consideration of the assumption by MainLine of the OLP GP Interest Liabilities (as defined herein) and the right to receive the MainLine Interests pursuant to Section 2.08.

8.                                       MainLine will distribute its interest in MainLine Sub LLC, a Delaware limited liability company (“MainLine Sub”), to MainLine GP and the Partnership (in proportion to their respective interests in MainLine), and MainLine GP will distribute the interest it receives to the Partnership.

9.                                       The Partnership will convey all of the limited partner interests in MainLine and all of the stock of MainLine GP to Buckeye GP as a capital contribution.

10.                                 In connection with the Partnership’s initial public offering (the “Offering”), the public, through the Underwriters, will contribute cash to the Partnership in exchange for 10,500,000 Common Units representing a 37.10% limited partner interest in the Partnership.

11.                                 The outstanding balance of the Debt ($169,976,416.74 in principal and accrued interest as of August 9) will be retired as follows:  (A) MainLine will apply all of the cash in its interest reserve account to retire a portion and the (B) Partnership will use a portion of the proceeds from the Offering to retire the balance.

WHEREAS, following consummation of the transactions contemplated hereby, each of the following will occur:

1.               The Partnership will retain $1,875,744.00 in its account (from proceeds of the offering and proceeds from the sale of the interest rate swaps) for the Partnership to:

(a)                                  Pay outstanding transaction costs associated with the offering (estimated at $1,375,744); and

(b)                                 Fund working capital of the Partnership ($500,000).

2.                                       Buckeye GP, MainLine and MainLine Sub will distribute, on behalf of the Partnership, all of their remaining cash (including any cash beneficially owned by the Partnership but held in MainLine’s bank accounts and any proceeds received by such entities from the repayment of the Debt (including proceeds from the sale or termination of interest rate swaps, hedges and other derivative instruments entered into in connection with the Debt)) to the Initial Limited Partners and the General Partner, as if they continued to be holders of Class A and Class B units in MainLine, as follows:

(a)                                  First, $7,660,804 to the former holders of Class A units, pursuant to Section 3.1(a)(i) and Section 3.1(a)(ii) of the limited partnership agreement of MainLine, as it existed on the date hereof; and

(b)                                 The balance, if any, in accordance with Section 3.1(a)(iii) of the limited partnership agreement of MainLine, as it existed on the date hereof.

3.                                       The Partnership will, following a reasonable period of time for receipt and processing of invoices (which may extend for several months), distribute any unused amount of the reserve for transaction costs associated with the offering (the $1,375,744 referred to above) to the Initial Limited Partners and the General Partner, as if they continued to be holders of Class A and Class B units in MainLine, in accordance with Section 3.1(a)(iii) of the limited partnership agreement of MainLine, as it existed on the date hereof.

4.                                       Buckeye GP, MainLine and MainLine Sub will distribute, on behalf of the Partnership, any distributions they receive from Buckeye Partners, L.P. (“BPL”) or BPL’s partnership operating subsidiaries in respect of the second quarter of 2006, to the Initial Limited Partners and the General Partner, as if they continued to be holders of Class A and Class B units in MainLine, as follows:

(a)                                  First, $6,674,638.50 to the former holders of Class A units, pursuant to Section 3.1(a)(i) and Section 3.1(a)(ii) of the limited partnership agreement of MainLine, as it existed on the date hereof; and

(b)                                 The balance, if any, in accordance with Section 3.1(a)(iii) of the limited partnership agreement of MainLine, as it existed on the date hereof.

5.               The Partnership will distribute the pre-closing portion (39/92nds) of the total distribution in respect of the 3rd quarter of 2006 to the Initial Limited Partners and the General Partner, as if they continued to be holders of Class A and Class B units in MainLine in accordance with Section 3.1(a)(iii) of the limited partnership agreement of MainLine, as it existed on the date hereof.

The organizational documents of the Parties will be amended and restated as necessary to reflect the applicable matters set forth above and as contained in this Agreement.

NOW, THEREFORE, in consideration of their mutual undertakings and agreements hereunder, the Parties undertake and agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01                                Terms.  The following defined terms will have the meanings given below:

“Agreement” means this Contribution, Conveyance and Assumption Agreement.

“Assets” has the meaning set forth in Section 2.06.

“BPL” has the meaning set forth in the Recitals of this Agreement.

“Buckeye GP” has the meaning as set forth in the opening paragraph of this Agreement.

“Code” means Internal Revenue Code of 1986, as amended.

“Common Units” has the meaning as set forth in the Recitals of this Agreement.

“Debt” has the meaning as set forth in the Recitals of this Agreement.

“Delaware LLC Act” has the meaning as set forth in the Recitals of this Agreement.

“Delaware LP Act” has the meaning as set forth in the Recitals of this Agreement.

“DGCL” has the meaning as set forth in the Recitals of this Agreement.

“Effective Time” means 8:00 a.m. prevailing Eastern Time on the date of closing of the Offering.

“General Partner” has the meaning as set forth in the opening paragraph of this Agreement.

“General Partner’s Interest” has the meaning set forth in Section 2.02.

“Holdings GP Interest” has the meaning as set forth in the Recitals of this Agreement.

“Initial Limited Partners” has the meaning as set forth in the opening paragraph of this Agreement.

“Limited Partners’ Interest” has the meaning set forth in Section 2.03.

“Management Units” has the meaning as set forth in the Recitals of this Agreement.

“MainLine” has the meaning as set forth in the opening paragraph of this Agreement.

“Mainline GP” has the meaning as set forth in the opening paragraph of this Agreement.

“MainLine GP Interest” has the meaning set forth in Section 2.01.

“MainLine GP Liabilities” means all liabilities arising out of or related to the ownership of the general partner interest in MainLine to the extent arising or accruing on and after the Effective Time, whether known or unknown, accrued or contingent, and whether or not reflected on the books and records of MainLine or its affiliates.

“MainLine Interests” means the General Partner’s Interest and the Limited Partners’ Interest, collectively, comprised of all the limited partner interests in MainLine and all of the stock of MainLine GP.

“MainLine Interest Liabilities” means all liabilities arising out of or related to the ownership of the MainLine Interests to the extent arising or accruing on and after the Effective Time, whether known or unknown, accrued or contingent, and whether or not reflected on the books and records of MainLine or its affiliates.

“MainLine Sub” has the meaning as set forth in the Recitals of this Agreement.

“MLP Agreement” means the First Amended and Restated Agreement of Limited Partnership of the Partnership, as it may be amended, supplemented or restated from time to time.

“OLP GP Interests” has the meaning set forth in the Recitals of this Agreement.

“OLP GP Interest Liabilities” means all liabilities arising out of or related to the ownership of the OLP GP Interests, whether known or unknown, accrued or contingent,

and whether or not reflected on the books and records of Buckeye GP or its affiliates, including, without limitation, the liabilities described on Exhibit B hereto

“Offering” has the meaning as set forth in the Recitals of this Agreement.

“Partnership” has the meaning as set forth in the opening paragraph of this Agreement.

“Party” or “Parties” has the meaning as set forth in the opening paragraph of this Agreement.

“Underwriters” means those the underwriting syndicate as referenced in the Underwriting Agreement.

“Working Capital Assets” has the meaning as set forth in the Recitals of this Agreement.

ARTICLE II

CONTRIBUTIONS, ACKNOWLEDGMENTS AND DISTRIBUTIONS

Section 2.01                                Contribution of MainLine GP Interest in MainLine to MainLine GP.  The General Partner hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to MainLine GP, its successors and assigns, for its and their own use forever, 1,622 Class A units in MainLine, representing a 0.001% general partner interest (the “MainLine GP Interest”).  MainLine GP hereby accepts such Class A units as a contribution to the capital of MainLine GP.  The partners in MainLine hereby agree that the Amended and Restated Agreement of Limited Partnership of MainLine, dated as of December 15, 2004, is amended to effect the admission of MainLine GP as general partner of MainLine and the conversion of the General Partner’s remaining direct interest in MainLine, represented by 12,973 Class A units in MainLine, to a limited partner interest and the change of the General Partner from the general partner of MainLine to a limited partner.

Section 2.02                                Contribution of the General Partner’s Interest by the General Partner to the Partnership.  The General Partner hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to the Partnership, its successors and assigns, for its and their own use forever (i) all of the issued and outstanding stock of MainLine GP and (ii) 12,973 Class A units in MainLine (collectively, the “General Partner’s Interest”) in exchange for (a) a non-economic general partner interest in the Partnership and (b) the issuance of 1,644 Common Units, and the Partnership hereby accepts the issued and outstanding stock of MainLine GP and the 12,973 Class A units in MainLine as a contribution to the capital of the Partnership.

Section 2.03                                Contribution of the Limited Partners’ Interests by Initial Limited Partners to the Partnership.  The Initial Limited Partners severally hereby grant, contribute, bargain, convey, assign, transfers, set over and deliver to the Partnership, its successors and assigns, for its and their own use forever, their respective interests in MainLine (represented by 145,935,405 Class A units and 16,216,668 Class B units in MainLine, collectively the “Limited Partners’

Interest”) in exchange for 16,436,356 Common Units and 1,362,000 Management Units as follows:

(a)                                  Carlyle/Riverstone BPL Holdings II, L.P.: contribution of 134,985,405 Class A units in MainLine in exchange for 15,203,083 Common Units;

(b)                                 Eric A. Gustafson: contribution of 400,000 Class A units in MainLine in exchange for 45,051 Common Units and contribution of 2,432,500 Class B units in MainLine in exchange for 204,300 Management Units;

(c)                                  Brian K. Jury: contribution of 500,000 Class A units in MainLine in exchange for 56,314 Common Units and contribution of 1,621,667 Class B units in MainLine in exchange for 136,200 Management Units;

(d)                                 Robert. A. Malecky: contribution of 250,000 Class A units in MainLine in exchange for 28,157 Common Units and contribution of 1,621,667 Class B units in MainLine in exchange for 136,200 Management Units;

(e)                                  Stephen C. Muther: contribution of 1,400,000 Class A units in MainLine in exchange for 157,679 Common Units and contribution of 3,243,334 Class B units in MainLine in exchange for 272,400 Management Units;

(f)                                    Vance E. Powers: contribution of 50,000 Class A units in MainLine in exchange for 5,631 Common Units and contribution of 810,833 Class B units in MainLine in exchange for 68,100 Management Units;

(g)                                 William H. Shea, Jr.: contribution of 4,865,000 Class B units in MainLine in exchange for 408,600 Management Units;

(h)                                 Trust Under Agreement of Alfred W. Martinelli dated December 29, 1992, David J. Martinelli Trustee F/B/O David Martinelli: contribution of 500,000 Class A units in MainLine in exchange for 56,314 Common Units;

(i)                                     Trust Under Agreement of Alfred W. Martinelli dated December 29, 1992, Susan Martinelli Shea and William H. Shea, Jr., Trustees F/B/O Susan Martinelli Shea: contribution of 7,750,000 Class A units in MainLine in exchange for 872,864 Common Units; and

(j)                                     Robert B. Wallace: contribution of 100,000 Class A units in MainLine in exchange for 11,263 Common Units and contribution of 1,621,667 Class B units in MainLine in exchange for 136,200 Management Units;

and the Partnership hereby accepts such interests in MainLine as a contribution to the capital of the Partnership.

Section 2.04                                Contribution of Common Units to the General Partner.  Carlyle/Riverstone BPL Holdings II, L.P. hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to the General Partner, its successors and assigns, for its and their own use forever,

1,186 Common Units, as a capital contribution, and the General Partner hereby accepts such Common Units as a contribution to the capital of the General Partner.

Section 2.05                                Assumption of the Obligations of the Partnership; Conveyance of Ownership of Cash and Proceeds From Sale of Hedges.  As consideration for the contribution and transfer by the General Partner of the General Partner’s Interest to the Partnership and the contribution and transfer of the Limited Partners’ Interest by the Initial Limited Partners to the Partnership as set forth in Section 2.02 and Section 2.03 above and the conveyance of ownership of MainLine’s cash, as set forth below, the Partnership hereby irrevocably and unconditionally undertakes, assumes and agrees to perform, pay and discharge, and hold MainLine harmless from and indemnify MainLine against, all of MainLine’s liabilities, including the Debt.  In partial consideration thereof, MainLine hereby grants, bargains, sells, conveys, assigns, transfers and delivers beneficial ownership of all cash held by MainLine, both restricted and unrestricted, and any proceeds it may receive from sale of the interest rate hedges it now owns, to the Partnership and agrees to hold such cash in its accounts pending distribution thereof pursuant to Section 2.10.

Section 2.06                                Assignment of OLP Interests.  As consideration for the assumption by MainLine of the OLP GP Interest Liabilities pursuant to Section 3.03 and contribution and transfer of the MainLine Interests by the Partnership to Buckeye GP as set forth in Section 2.08, Buckeye GP hereby grants, bargains, sells, conveys, assigns, transfers and delivers all of the OLP GP Interests, together with those assets described on Exhibit A hereto (collectively with the OLP GP Interests, the “Assets”), to MainLine, and its successors and assigns, and MainLine hereby accepts the Assets at and as of the date hereof.

Section 2.07                                Distribution of MainLine Sub.  MainLine hereby assigns, transfers and distributes (a) to MainLine GP, 0.001% of the membership interest in MainLine Sub and (b) to the Partnership, the remaining 99.999% of the membership interest in MainLine Sub, in each case as a distribution, and MainLine GP and the Partnership hereby accept such membership interests.  Effective immediately following the transactions contemplated by the immediately preceding sentence, MainLine GP hereby assigns, transfers and distributes to the Partnership its 0.001% membership interest in MainLine Sub, as a distribution, and the Partnership hereby accepts such membership interest.

Section 2.08                                Assignment of MainLine and MainLine GP to Buckeye GP.  The Partnership hereby grants, bargains, sells, conveys, assigns, transfers and delivers all of the MainLine Interests to Buckeye GP, and its successors and assigns, and Buckeye GP hereby accepts such MainLine Interests as a contribution to the capital of Buckeye GP.

Section 2.09                                Acknowledgment of Public Offering by the Partnership and Use of Proceeds Therefrom and Cash and Cash Equivalents.  The Initial Limited Partners and the General Partner acknowledge that the Partnership is undertaking the Offering, and the application of such funds and any proceeds from the termination of the interest rate hedges, as described in the Recitals hereto.  The Partnership will distribute any unused amount of the reserve for outstanding transaction costs associated with the offering (the $1,375,744 referred to in the Recitals) to the Initial Limited Partners and the General Partner, as if they continued to be holders of Class A and Class B units in MainLine, in accordance with Section 3.1(a)(iii) of the limited partnership agreement of MainLine, as it existed on the date hereof.

Section 2.10                                Distribution to Initial Limited Partners and General Partner.   Following the repayment of the Debt, MainLine, Buckeye GP LLC and MainLine Sub will distribute, on behalf of the Partnership, all of their remaining cash (including any cash beneficially owned by the Partnership but held in MainLine’s bank accounts) to the Initial Limited Partners and the General Partner, as if they continued to be holders of Class A and Class B units in MainLine, as follows:

(a)                                  First, $7,660,804 to the former holders of Class A units, pursuant to Section 3.1(a)(i) and Section 3.1(a)(ii) of the limited partnership agreement of MainLine, as it existed on the date hereof; and

(b)                                 The balance, if any, in accordance with Section 3.1(a)(iii) of the limited partnership agreement of MainLine, as it existed on the date hereof.

Section 2.11                                Distribution of Cash Received From Buckeye Partners, L.P. In Respect of Pre-Closing Quarters.  Promptly following the receipt by Buckeye GP or MainLine Sub of any funds in respect of periods prior to the closing of the Offering (including any distribution in respect of the second quarter of 2006 (the “Second Quarter BPL Distribution”)), Buckeye GP, MainLine Sub and MainLine shall distribute such funds to the Partnership and, subject to the following Section, the Partnership shall promptly thereafter distribute such funds to the Initial Limited Partners and the General Partner, as if they continued to be holders of Class A and Class B units in MainLine, as follows:

(a)                                  First, $6,674,638.50 to the former holders of Class A units, pursuant to Section 3.1(a)(i) and Section 3.1(a)(ii) of the limited partnership agreement of MainLine, as it existed on the date hereof; and

(b)                                 The balance, if any, in accordance with Section 3.1(a)(iii) of the limited partnership agreement of MainLine, as it existed on the date hereof.

Section 2.12                                Offering Closing Bonus.  The Initial Limited Partners and the General Partner hereby agree that following the closing of the Offering the Partnership may use up to $2,000,000 of (a) any funds deposited in reserve accounts pursuant to the documents governing the Debt or (b) the Second Quarter BPL Distribution or the portion of the Third Quarter distribution by BPL and its subsidiaries, in order to pay cash bonuses to officers of Buckeye GP and employees of Buckeye Pipe Line Services Company, as determined by the General Partner.

ARTICLE III

ASSUMPTIONS OF CERTAIN LIABILITIES

Section 3.01                                Assumption of MainLine GP Liabilities by MainLine GP.  In connection with, and as consideration for, the contribution and transfer by the General Partner of the MainLine GP Interest to MainLine GP as set forth in Section 2.01 above, MainLine GP hereby assumes and agrees to duly and timely pay, perform and discharge the MainLine GP Liabilities, to the full extent that the General Partner has been heretofore or would have been in the future obligated to pay, perform and discharge the MainLine GP Liabilities were it not for the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the MainLine GP Liabilities will not (a) increase the obligation of MainLine GP with respect to the MainLine GP Liabilities beyond that of the General Partner, (b) waive any valid defense that was available to the General Partner with respect to the MainLine GP Liabilities or (c) enlarge any rights or remedies of any third party, if any, under any of the MainLine GP Liabilities.  MainLine GP hereby agrees to indemnify, defend and hold harmless the General Partner, its successors and assigns, from any and all costs, liabilities and expense, including court costs and attorneys fees, arising from or connected with the MainLine GP Liabilities hereby assumed.

Section 3.02                                Assumption of MainLine Interest Liabilities by the Partnership.  In connection with, and as consideration for, the contribution and transfer by the General Partner of the General Partner’s Interest to the Partnership and the contribution and transfer of the Limited Partners’ Interest by the Initial Limited Partners to the Partnership, as set forth in Section 2.02 and Section 2.03 above, the Partnership hereby assumes and agrees to duly and timely pay, perform and discharge the MainLine Interest Liabilities, to the full extent that the General Partner or the Initial Limited Partners, as appropriate, have been heretofore or would have been in the future obligated to pay, perform and discharge the MainLine Interest Liabilities were it not for the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the MainLine Interest Liabilities will not (a) increase the obligation of the Partnership with respect to the MainLine Interest Liabilities beyond that of the General Partner and the Initial Limited Partners, (b) waive any valid defense that was available to the General Partner or the Initial Limited Partners, with respect to the MainLine Interest Liabilities or (c) enlarge any rights or remedies of any third party, if any, under any of the MainLine Interest Liabilities.   The Partnership hereby agrees to indemnify, defend and hold harmless the General Partner and the Initial Limited Partners, their successors and assigns, from any and all costs, liabilities and expense, including court costs and attorneys fees, arising from or connected with the MainLine Interest Liabilities hereby assumed.

Section 3.03                                Assumption of OLP GP Interest Liabilities by MainLine.  In connection with, and as consideration for, the contribution and transfer by Buckeye GP of the Assets to MainLine, as set forth in Section 2.06 above, MainLine hereby assumes and agrees to duly and timely pay, perform and discharge the OLP GP Interest Liabilities, to the full extent that Buckeye GP has been heretofore or would have been in the future obligated to pay, perform and discharge the OLP GP Interest Liabilities were it not for the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the OLP GP Interest Liabilities will not (a) increase the obligation of MainLine with respect to the OLP GP Interest Liabilities beyond that of Buckeye GP, (b) waive any valid defense that was available to Buckeye GP with respect to the OLP GP Interests Liabilities or (c) enlarge any rights or remedies of any third party, if any, under any of the OLP GP Interest Liabilities.  MainLine hereby agrees to indemnify, defend and hold harmless Buckeye GP, its successors and assigns, from any and all costs, liabilities and expense, including court costs and attorneys fees, arising from or connected with the OLP GP Interests hereby assumed.

ARTICLE IV

ADDITIONAL TRANSACTIONS

Section 4.01                                Over-Allotment Option.  The Parties acknowledge that in the event the Underwriters exercise their Over-Allotment Option, the Partnership will use any net proceeds therefrom to redeem from the Initial Limited Partners a number of Common Units equal to the number of Common Units issued upon exercise of the Over-Allotment Option, at a price per Common Unit equal to the net proceeds per Common Unit received by the Partnership after the Underwriters’ discount but before other expenses.  The redemption of Common Units from the Initial Limited Partners will be as follows:

(a)                                  a number of Common Units will be redeemed from Carlyle/Riverstone BPL Holdings II, L.P. equal to the product obtained by multiplying the number of Common Units issued upon exercise of the Over-Allotment Option by 92.50% (15,204,728, being the beneficial ownership of Carlyle/Riverstone BPL Holdings II, L.P., including those common units owned of record by the General Partner, divided by 16,438,000, the total number of common units held by the General Partner and the Initial Limited Partners);

(b)                                 a number of Common Units will be redeemed from each other Initial Limited Partner, equal to the product obtained by multiplying the number of Common Units issued upon exercise of the Over-Allotment Option by a fraction, the numerator of which is the sum of the number of Common Units held by such Initial Limited Partner, and the denominator of which is 16,438,000; and

(c)                                  Initial Limited Partners, other than Carlyle/Riverstone BPL Holdings II, L.P., may assign their obligations to deliver Common Units pursuant to this Section, in whole or in part, to other Initial Limited Partners who agree to assume such obligations; provided, however, that no consideration may be paid to the assigning Initial Limited Partner for such assignment and no additional consideration will be paid to the assuming Initial Limited Partner, other than the net proceeds per Common Unit received by the Partnership multiplied by the number of Common Units delivered by the assuming Initial Limited Partner.  To the extent an Initial Limited Partner cannot obtain agreement from another Initial Limited Partner to assume such first Initial Limited Partner’s obligations hereunder, such first Initial Limited Partner will remain obligated to deliver its pro rata portion of Common Units determined in accordance with subsection (b) above.

ARTICLE V

FURTHER ASSURANCES

From time to time after the date hereof, and without any further consideration, the Parties agree to execute, acknowledge and deliver all such additional deeds, assignments, bills of sale, conveyances, instruments, notices, releases, acquittances and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate (a) more fully to assure that the applicable Parties own all of the properties, rights, titles, interests, estates, remedies, powers and privileges granted by this Agreement, or which are intended to be so granted, or (b) more fully and effectively to vest in the applicable Parties and their respective successors and assigns beneficial and record title to the interests contributed and assigned by this Agreement or intended so to be and to more fully and effectively carry out the purposes and intent of this Agreement.

ARTICLE VI

EFFECTIVE TIME

Notwithstanding anything contained in this Agreement to the contrary, none of the provisions of ARTICLE II or ARTICLE III of this Agreement will be operative or have any effect until the Effective Time, at which time all the provisions of ARTICLE II and ARTICLE III of this Agreement will be effective and operative in accordance with Section 7.01, without further action by any Party.

ARTICLE VII

MISCELLANEOUS

Section 7.01                                Order of Completion of Transactions.  The transactions provided for in ARTICLE II of this Agreement will be completed immediately following the Effective Time in the order set forth in ARTICLE II of this Agreement, provided that the transactions provided for in Section 2.09 through 2.12 will be completed after the Effective Time, at the time determined by the General Partner.  The transactions provided for in ARTICLE III of this Agreement will be completed simultaneously with the transactions provided for in ARTICLE II of this Agreement.

Section 7.02                                Acknowledgment and Consent By MainLine Class A Unitholders.  The Initial Limited Partners and the General Partner acknowledge that they are receiving Common Units and cash distributions in satisfaction of their Class A Unpaid Yield and Liquidation Amount (each as defined in the limited partnership agreement of MainLine, as it existed prior to the date hereof) and consent to any deviation from the provisions of Section 3.1 of the limited partnership agreement of MainLine, as it existed prior to the date hereof, provided herein.

Section 7.03                                Costs.  The Partnership will pay all expenses, fees and costs, including sales, use and similar taxes arising out of the contributions, conveyances and deliveries to be made hereunder, and will pay all documentary, filing, recording, transfer, deed and conveyance taxes and fees required in connection therewith. In addition, the Partnership will be responsible for all costs, liabilities and expenses (including court costs and reasonable attorneys’ fees) incurred in connection with the implementation of any conveyance or delivery pursuant to ARTICLE V of this Agreement.

Section 7.04                                Headings; References; Interpretation.  All Article and Section headings in this Agreement are for convenience only and will not be deemed to control or affect the meaning or construction of any of the provisions hereof.  The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, will refer to this Agreement as a whole, and not to any particular provision of this Agreement.  All references herein to Articles and Sections will, unless the context requires a different construction, be deemed to be references to the Articles and Sections of this Agreement, respectively.  All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, will include all other genders, and the singular will include the plural and vice versa.  The terms “include,” “includes,” “including” or words of like import will be deemed to be followed by the words “without limitation.”

Section 7.05                                Successors and Assigns.  This Agreement will be binding upon and inure to the benefit of the Parties and their respective successors and assigns.

Section 7.06                                No Third Party Rights.  The provisions of this Agreement are intended to bind the parties signatory hereto as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies, and no person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.

Section 7.07                                Counterparts.  This Agreement may be executed in any number of counterparts, all of which together will constitute one agreement binding on the Parties.

Section 7.08                                Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without reference to the choice of law principles thereof.

Section 7.09                                Severability.  If any of the provisions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity will not invalidate the entire Agreement.  Instead, this Agreement will be construed as if it did not contain the particular provision or provisions held to be invalid, and an equitable adjustment will be made and necessary provision added so as to give effect to the intention of the Parties as expressed in this Agreement at the time of execution of this Agreement.

Section 7.10                                Amendment or Modification.  This Agreement may be amended or modified from time to time only by the written agreement of all the Parties.

Section 7.11                                Integration.  This Agreement and the instruments referenced herein supersede all previous understandings or agreements among the Parties, whether oral or written, with respect to its subject matter.  This document and such instruments contain the entire understanding of the Parties.  No understanding, representation, promise or agreement, whether oral or written, is intended to be or will be included in or form part of this Agreement unless it is contained in a written amendment hereto executed by the Parties after the date of this Agreement.

Section 7.12                                Deed; Bill of Sale; Assignment.  To the extent required and permitted by applicable law, this Agreement will also constitute a “deed,” “bill of sale” or “assignment” of the assets and interests referenced herein.

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IN WITNESS WHEREOF, this Agreement has been duly executed by the Parties as of the date first written above.

BUCKEYE GP HOLDINGS L.P.

By:	MainLine Management LLC,
its General Partner
By:

By:	/s/ Robert B. Wallace
	Name:	Robert B. Wallace
	Title:	Senior Vice President – Finance and
Chief Financial Officer

BUCKEYE GP LLC

By:	/s/ Stephen C. Muther
	Name:	Stephen C. Muther
	Title:	Senior Vice President –
Administration, General Counsel
and Secretary

MAINLINE MANAGEMENT LLC

By:	/s/ Robert B. Wallace
	Name:	Robert B. Wallace
	Title:	Senior Vice President – Finance and
Chief Financial Officer

BUCKEYE GP HOLDINGS L.P.

AMENDED & RESTATED CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT

SIGNATURE PAGE

MAINLINE GP, INC.

By:	/s/ Stephen C. Muther
	Name:	Stephen C. Muther
	Title:	Senior Vice President –
Administration, General Counsel
and Secretary

MAINLINE L.P.

By:	MainLine Management LLC,
its General Partner
By:

By:	/s/ Robert B. Wallace
	Name:	Robert B. Wallace
	Title:	Senior Vice President – Finance and
Chief Financial Officer

THE LIMITED PARTNERS OF MAINLINE L.P.

CARLYLE/RIVERSTONE BPL HOLDINGS II, L.P.

By:	Carlyle/Riverstone Energy Partners II, L.P.
Its General Partner

By: C/R Energy GP II, LLC
Its General Partner

By:	/s/ David M. Leuschen
Name: David M. Leuschen
Title: Authorized person

Trust Under Agreement of Alfred W. Martinelli dated December 29, 1992, Susan Martinelli and William Shea, Jr., Trustees F/B/O Susan Martinelli Shea	Trust Under Agreement of Alfred W. Martinelli dated December 29, 1992, David J. Martinelli Trustee F/B/O David Martinelli

/s/ Susan Martinelli Shea	/s/ David J. Martinelli
Susan Martinelli Shea, Trustee	David J. Martinelli, Trustee

/s/ William H. Shea, Jr.
William H. Shea, Jr., Trustee

/s/ Stephen C. Muther	/s/ Brian K. Jury
Stephen C. Muther	Brian K. Jury

/s/ Eric A. Gustafson	/s/ Robert B. Wallace
Eric A. Gustafson	Robert B. Wallace

/s/ Robert A. Malecky	/s/ Vance E. Powers
Robert A. Malecky	Vance E. Powers

/s/ William H. Shea, Jr.
William H. Shea, Jr.

SCHEDULE A

Limited Partners of MainLine

Unitholder	Number of Class A Units of MainLine	Number of Class B Units of MainLine
Carlyle/Riverstone BPL Holdings II, L.P.	134,985,405	—

Trust Under Agreement of Alfred W. Martinelli dated December 29, 1992, Susan Martinelli Shea and William H. Shea, Jr., Trustees F/B/O Susan Martinelli Shea	7,750,000
William H. Shea, Jr.	—	4,865,000
Stephen C. Muther	1,400,000	3,243,334
Brian K. Jury	500,000	1,621,667
Trust Under Agreement of Alfred W. Martinelli dated December 29, 1992, David J. Martinelli, Trustee F/B/O David Martinelli	500,000
Eric A. Gustafson	400,000	2,432,500
Robert B. Wallace	100,000	1,621,667
Robert. A. Malecky	250,000	1,621,667
Vance E. Powers	50,000	810,833

Exhibit A

ASSETS

(a)           The 1% general partner interest in Buckeye Pipe Line Company, L.P., together with all right, title and interest of Buckeye GP in, to and under that certain Amended and Restated Agreement of Limited Partnership of Buckeye Pipe Line Company, L.P., as amended and restated as of December 15, 2004;

(b)           The 1% general partner interest in Laurel Pipe Line Company, L.P., together with all right, title and interest of Buckeye GP in, to and under that certain Amended and Restated Agreement of Limited Partnership of Laurel Pipe Line Company, L.P., as amended and restated as of December 15, 2004;

(c)           The 1% general partner interest in Everglades Pipe Line Company, L.P., together with all right, title and interest of Buckeye GP in, to and under that certain Amended and Restated Agreement of Limited Partnership of Everglades Pipe Line Company, L.P., as amended and restated as of December 15, 2004;

(d)           The approximate 1% general partner interest in Buckeye Pipe Line Holdings, L.P., together with all right, title and interest of Buckeye GP in, to and under that certain Amended and Restated Agreement of Limited Partnership of Buckeye Pipe Line Holdings, L.P., as amended and restated as of December 15, 2004;

(e)           All right, title and interest of Buckeye GP in, to and under the Management Agreement, dated as of December 15, 2004, between Buckeye GP and Buckeye Pipe Line Company, L.P.;

(f)            All right, title and interest of Buckeye GP in, to and under the Management Agreement, dated as of December 15, 2004, between Buckeye GP and Laurel Pipe Line Company, L.P.;

(g)           All right, title and interest of Buckeye GP in, to and under the Management Agreement, dated as of December 15, 2004, between Buckeye GP and Everglades Pipe Line Company, L.P.;

(h)           All right, title and interest of Buckeye GP in, to and under the Management Agreement, dated as of December 15, 2004, between Buckeye GP and Buckeye Pipe Line Holdings, L.P.;

(i)            All goodwill of Buckeye GP relating to the foregoing.

EXHIBIT B

LIABILITIES

(a)           All liabilities and obligations of Buckeye GP under that certain Amended and Restated Agreement of Limited Partnership of Buckeye Pipe Line Company, L.P., as amended and restated as of December 15, 2004, arising after the date hereof;

(j)            All liabilities and obligations of Buckeye GP under that certain Amended and Restated Agreement of Limited Partnership of Laurel Pipe Line Company, L.P., as amended and restated as of December 15, 2004, arising after the date hereof;

(k)           All liabilities and obligations of Buckeye GP under that certain Amended and Restated Agreement of Limited Partnership of Everglades Pipe Line Company, L.P., as amended and restated as of December 15, 2004, arising after the date hereof;

(l)            All liabilities and obligations of Buckeye GP under that certain Amended and Restated Agreement of Limited Partnership of Buckeye Pipe Line Holdings, L.P., as amended and restated as of December 15, 2004, arising after the date hereof;

(m)          All liabilities and obligations of Buckeye GP under that certain Management Agreement, dated as of December 15, 2004, between Buckeye GP and Buckeye Pipe Line Company, L.P., arising after the date hereof;

(n)           All liabilities and obligations of Buckeye GP under that certain Management Agreement, dated as of December 15, 2004, between Buckeye GP and Laurel Pipe Line Company, L.P., arising after the date hereof;

(o)           All liabilities and obligations of Buckeye GP under that certain Management Agreement, dated as of December 15, 2004, between Buckeye GP and Everglades Pipe Line Company, L.P., arising after the date hereof;

(p)           All liabilities and obligations of Buckeye GP under that certain Management Agreement, dated as of December 15, 2004, between Buckeye GP and Buckeye Pipe Line Holdings, L.P., arising after the date hereof;

(q)           All liabilities and obligations of Buckeye GP under that certain Third Amended and Restated Exchange Agreement, dated as of December 15, 2004, among Buckeye GP, MainLine Sub LLC, Buckeye Partners, L.P., Buckeye Pipe Line Company, L.P., Laurel Pipe Line Company, L.P., Everglades Pipe Line Company, L.P., and Buckeye Pipe Line Holdings, L.P., arising after the date hereof, to the extent relating to the role of general partner of the Operating Partnerships (as defined therein).